CITIFUNDS TRUST I

on behalf of the

Smith Barney Emerging Markets Equity Fund

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED DECEMBER 31, 2004 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 31, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of CitiFunds Trust I (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Smith Barney Emerging Markets Equity Fund (the “Fund”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.95% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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